Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated May 10, 2016
to the currently effective Statutory Prospectus (the “Prospectus”), as may be supplemented from time to time, for the Guggenheim Market Neutral Real Estate Fund (the “Fund”)
This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Effective immediately, the sections of the Prospectus entitled “Descriptions of Principal Risks—Interest Rate Risk” and “Descriptions of Principal Risks—Investment in Investment Vehicles Risk” are deleted in their entirety and replaced as follows:
Interest Rate Risk—Investments in fixed-income securities are subject to the possibility that interest rates could rise (or are expected to rise) sharply, causing the value of the Fund’s securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average duration of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund's susceptibility to changes in interest rates. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In a decreasing interest rate environment, the Fund’s investment in securities with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested.
Changing Fixed-Income Market Conditions—Although the Board of Governors of the Federal Reserve System (“Federal Reserve”) has started to raise interest rates, interest rates in the U.S. and many parts of the world, including certain European countries, remain at or near historically low levels. In addition, certain European countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income instruments, and similar interest rate conditions may be experienced in other regions. In the United States, rate increases are likely going to be very slow. To the extent the Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise. Very low or negative interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, the Fund may be unable to maintain positive returns).
Changes in fixed-income market conditions, including the recent increase and potential for future increases to the federal funds rate or interest rates falling below zero, may expose fixed-income markets to heightened volatility and reduced liquidity for certain Fund investments that may be difficult to sell at favorable prices to meet fund redemption obligations, causing the value of the Fund’s investments and share price to decline. Very low or changing interest rates may also have unpredictable effects on securities markets in general, directly or indirectly impacting the Fund’s investments, yield and performance. Thus, the Fund currently faces a heightened level of interest rate, liquidity and valuation risks.
If the Fund invests in derivatives tied to fixed-income markets, it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund's portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations.
Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) and securities of investment companies that are not index-based, including closed-end funds, mutual funds, affiliated short-term funds or exchange-traded funds (“ETFs”) and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500 Index, but a Fund may invest in other index-based investments designed to track other indexes or market sectors. The Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. The Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to enhance return or yield.
The Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value.
The Fund may invest a substantial portion of its assets, including proceeds from short sales, in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities.  Investments by the Fund in these investment companies significantly increase the Fund’s exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from their investment objective. These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse affect on these investment companies and thus the Fund. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.
The underlying investment companies or other investment vehicles in which the Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund.  In addition, an investment in an ETF may be subject to additional risk, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF's shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.
Please Retain This Supplement for Future Reference

MNRE-PRO-SUP-0516x0117